Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), I, David K. Flynn, President and Chief Executive Officer of Aerohive Networks, Inc. (the “Company”), hereby certify that, to the best of my knowledge:

1.
the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 12, 2014

By:	/s/ David K. Flynn
Name:	David K. Flynn
Title:	President and Chief Executive Officer